                                                                   Exhibit 10.19

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.

                                    AGREEMENT


         BETWEEN Morstan General Agency, Inc. with offices located at 5 Dakota Drive CB 5004, Lake Success, N.Y. 11042, (hereinafter referred to as "the Broker") and Tower Risk Management Corp., 110 William Street, 4th Floor, New York, New York 10038, (hereinafter referred to as "TRM") made the 17th day of April, 1996.

Whereas, TRM is authorized to represent various insurance companies (hereinafter collectively referred to as "the Company") enumerated on Schedule A annexed hereto, to perform various underwriting, claims and insurance company functions on the Company's behalf; and

Whereas the Broker desires to place business with the Company and the Company desires to write acceptable offerings meeting the Company's underwriting standards through TRM,

Therefore, in consideration of the mutual covenants, promises and considerations herein set forth, TRM and the Broker agree as follows:

         1. The Broker warrants that it has a Broker's License for the State of New York, that will be valid and in force at the time any policy places hereunder incepts or is renewed. Should the Broker breach this requirement and not give proper notice to TRM, Broker agrees to indemnify TRM and the Company for any penalties it shall incur.

         2. TRM agrees to allow the Broker a commission as stated on Schedule B annexed hereto on any business submitted to TRM by the Broker. TRM shall have the right at its discretion to change the commission in any manner and at any time after the effective date of such change. If TRM shall refund premiums under any contract of insurance for any cause, including but not limited to canceled liability or reduced premiums, then the Broker shall immediately repay to TRM the commission originally retained or received by the Broker on the amount of premiums so refunded.

         3. The Broker agrees to guarantee to TRM the payment of thirty (30%) percent of the premium. The entire balance of the policy premium is due within (30) days of the Broker's receipt of policy. Any credit extended by the Broker to the insured or any others, to whom policies are being issued, shall be at the Broker's sole risk and premiums shall be paid to TRM when due, whether or not they are collected by the Broker.

                  Failure by TRM to insist on the strict compliance of the payment terms set forth herein shall not waive or prejudice TRM and/or the Company's rights under this Agreement to enforce any terms and conditions.

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.

         4. The parties hereto further agree that in the event the Broker is unable to obtain payment of audit premiums, the Broker shall fully cooperate with TRM in any efforts to collect additional premiums.

         5. The Broker shall have no authority to nor shall he/she represent himself/herself as having the authority to nor shall he/she do or allow any of the following:

                  (a) Solicit or accept proposals or bind TRM and/or the Company for insurance coverage unless such coverage is approved by TRM.

                  (b) Make, accept or endorse any instruments or otherwise incur any liability on behalf of TRM and/or the Company.

                  (c) Waive premium payments or extend the time for the payment of premiums or other monies due.

                  (d) Institute, prosecute or maintain any legal proceedings in connection with any matters pertaining to TRM and/or the Company's business.

                  (e) Directly or indirectly solicit any insurance at any reduction or deviation from the rates, terms or conditions specified thereto by TRM on behalf of the Company.

                  (f) Transact business in contravention of the rules and regulations of any governmental authority having jurisdiction over the parties hereto or the matters or businesses contemplated herein.

                  (g) Offer or pay any rebate of premium other than as permitted under applicable law and the guidelines issued by TRM on behalf of the Company from time to time.

                  (h) Make any representation to applicants or policy holders regarding the existence of coverage or the coverage under a policy which are not consistent with the actual terms and conditions of the policy.

                  (i) The Broker shall not place any advertisement respecting TRM and/or the Company in any publication, or issue or distribute any circular or paper referring to TRM and/or the Company without TRM's prior written consent.

         6. The parties hereto further agree that the insurance issued by TRM on behalf of the Company is not subject to flat cancellation unless the Broker provides the following to TRM within forty five (45) days of the effective date of the policy:

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.

                  (a) The original policy or signed cancellation request policy release form; and

                  (b) Proof of duplicate coverage with another carrier covering the period during which the insurance issued by TRM on behalf of the Company was in effect.

         7. It is further agreed by the parties hereto that this Agreement shall become effective when accepted by TRM and supersedes all previous agreements, whether oral or written, and this Agreement may be terminated by either party upon thirty (30) days prior written notice to the other of such termination.

         8. Upon termination of this Agreement, the Broker shall complete the collection of and account to TRM and/or the Company for all premiums or other transactions unaccounted for at the time of termination or arising thereafter with respect to insurance covered by this Agreement. This clause shall survive the termination of this Agreement.

         9. This Agreement may also be cancelled immediately by TRM and/or the Company at its option, either upon the breach of this Agreement by the Broker, illegal act of the Broker or upon the delinquency by the Broker in the payment of balances due TRM and/or the Company. In the event TRM and/or the Company elects to cancel this Agreement for violation of the terms herein by the Broker, the Broker relinquishes all rights or claims to subsequent renewal commissions or additional premium commissions, insofar as such may be necessary to satisfy TRM and/or the Company's interest under this Agreement.

         10. All records of the Broker pertaining to any policy or binder hereunder shall be subject to inspection at any reasonable time by any representative of TRM and/or the Company. The provisions of this section, which are binding upon the parties subsequent to the termination of this Agreement, shall survive such termination until all obligations are finally discharged.

         11. No assignment of this Agreement shall be valid unless authorized in advance in writing by TRM.

         12. The Broker hereby agrees to indemnify and save harmless TRM and the Company from any and all loss or claims which result from real or alleged negligent or willful acts of the Broker, or the servants, agents or employees of the Broker in the performance of duties under this Agreement.

         13. Forbearance, neglect or failure by TRM and/or the Company to enforce any or all of the provisions of this Agreement or to insist upon strict compliance by the Broker shall not be construed as a waiver of any of TRM's or the Company's rights or privileges. A waiver of a past act or circumstance shall not constitute or be a course of conduct or waiver of any subsequent action or circumstance.

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.

         14. If any separable provision hereof shall be held to be invalid, or unenforceable under the laws or Insurance Department regulations now or hereafter in effect in the State of New York, such invalidity or unenforceability shall not affect any other provision hereof.

         15. The Broker shall forward promptly to TRM and/or the Company all correspondence pertaining to this Agreement received from any insurance regulatory agency.

         16. The Broker agrees to cooperate fully with TRM and/or the Company and to facilitate the investigation and adjustment of any claim when requested by TRM and/or the Company.

         17. TRM and/or the Company shall have the right at any time to cancel any policy binder or contract of insurance in accordance with the applicable insurance laws and regulations.

         18. This Agreement shall be construed in accordance with and be governed by the laws of the State of New York.

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.

         IN WITNESS WHEREOF, this Agreement has been executed in duplicate by the parties hereto, the day and year first above written.

Accepted and Effective on this 17th day of April, 1996.


                                      BY:     /s/
                                            ----------------------------------

                                      TITLE:  President
                                            ----------------------------------

                                      LIC. NO.: PC-789877
                                            ----------------------------------

                                      EMPLOYER'S ID OR S.S. NO.:11-3140017




Accepted and Effective on this 17th day of April, 1996.


                                      Tower Risk Management Corp.


                                      BY:     /s/
                                            ----------------------------------

                                             James J. Harley

                                      TITLE: Vice President






                               FOR OFFICE USE ONLY

PRODUCER'S CODE:         2          1          1       -       0          0

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.

                                   SCHEDULE A


The following insurance companies enumerated below have authorized TRM to perform all underwriting and claims functions on their behalf:

1.       Navigators Insurance Company

         NAIC #:  42307

2.       Legion Insurance Company

         NAIC #:  24422

                                   SCHEDULE B


                   Producer Commission rates for TRM products



Producer:               Morstan General Agency, Inc.

Date:                   April 17, 1996
--------------------------------------------------------------------------------


*

The commission rates set forth above supersede all prior commission rates and any other method of compensation established by the Company prior to the above date.

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.

                                   ADDENDUM #1

This Addendum #1 is made part of and is subject to the conditions of the Broker's Agreement dated April 17, 1996 between Tower Risk Management and Morstan General Agency

1.       *

2. The Agent's binding authority for the Homeowners line of business is subject to the most current underwriting selection rules released by the Company.

3.       The payment of Homeowners premiums will be as follows:

           |_| Direct billing of the policy premium due to either the named insured or mortgagee; or

           |_| Collection of forty percent (40%) of the policy premium at the time of binding with the balance direct billed in two (2) equal installments of thirty percent (30%);

4. The Agent's commission will be paid directly to the Agent on a monthly basis on premium collected.

All other terms and conditions of the existing Brokers Agreement shall remain as is.

                                    MORSTAN GENERAL AGENCY

                  BY:               /s/
                                    -----------------------------------
                                    Jay Levy

                  TITLE:            President
                                    -----------------------------------


                  DATE:             1/4/99
                                    -----------------------------------


                                    TOWER RISK MANAGEMENT

                  BY:               /s/
                                    -----------------------------------
                                    Dennis J. Hewston

                  TITLE:            VICE PRESIDENT
                                    -----------------------------------


                  DATE:             January 7, 1999
                                    -----------------------------------

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.

                        ADDENDUM TO PRODUCER'S AGREEMENT




         *

         All other terms and conditions of the existing Producer Agreement and the Agency shall remain as is.

Dated:   New York, New York         COMPANY:
         February 17, 1995
                                    TOWER INSURANCE COMPANY OF NEW YORK

                                    By:      /s/
                                             -----------------------------------
                                             James J. Harley
                                             Vice President of Marketing


                                    AGENCY:

                                    MORSTAN/LMG/BRISCO GROUP, INC.

                                    By:      /s/
                                             -----------------------------------
                                             President

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.


                                    ADDENDUM

This Addendum is made part of and is subject to the conditions of the Broker's Agreement between Tower Risk Management and Morstan Gen. Agency, Inc., of NY.

1.       *

2. The Agent's binding authority for the Dwelling Fire line of business is subject to the most current underwriting selection rules released by the Company.

3.       The payment of Dwelling Fire policy premiums will be as follows:

              |_| Direct billing of the policy premium due to either the named insured or mortgagee; or

              |_| Collection of forty percent (40%) of the policy premium at the time of binding with the balance direct billed in two (2) equal installments of thirty percent (30%);

4. The Agent's commission will be paid directly to the Agent on a monthly basis on premium collected.

All other terms and conditions of the existing Broker Agreement shall remain as is.

                                    MORSTAN GENERAL AGENCY, INC., OF NY

                  BY:               /s/
                                    -----------------------------------

                  TITLE:            President
                                    -----------------------------------


                  DATE:             5/4/00
                                    -----------------------------------


                                    TOWER RISK MANAGEMENT

                  BY:               /s/
                                    -----------------------------------
                                    Helen H. Lee

                  TITLE:            SENIOR VICE PRESIDENT
                                    -----------------------------------


                  DATE:             May 11, 2000
                                    -----------------------------------